SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): December 30, 2004



                               AVADO BRANDS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


             Georgia                    0-19542               59-2778983
-------------------------------     ----------------      -------------------
(State or other Jurisdiction of     (Commission File         (IRS Employer
Incorporation or Organization)          Number)           Identification No.)


         Hancock at Washington
           Madison, Georgia                              30650
----------------------------------------       -------------------------
              (Address)                               (Zip Code)

       Registrant's telephone number, including area code: (706) 342-4552

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On December 30, 2004, Louis J. Profumo, Chief Financial Officer of Avado Brands, Inc. (the "Company"), resigned from the Company, with his resignation becoming effective on or about January 14, 2005. Additionally, on the same date, Robert Andreottola, President of the Company's Don Pablo's Mexican Kitchen and Hops Grillhouse & Brewery concepts, resigned from the Company effective December 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AVADO BRANDS, INC.


                                         By:/s/Raymond P. Barbrick
                                         --------------------------
                                         Raymond P. Barbrick
                                         Chief Executive Officer


Date: January 5, 2005


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